UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2019

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	,	AZ	85004
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 18, 2019, the Board of Directors (the Board) of Freeport-McMoRan Inc. (FCX), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board from five to six members and appointed John J. Stephens to serve as a director of FCX and as a member of the Audit Committee of the Board, effective immediately. Mr. Stephens will serve as a director until FCX’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified.

There is no arrangement or understanding between Mr. Stephens and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Stephens has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board affirmatively determined that Mr. Stephens has no material relationship with FCX and is independent in accordance with the director independence standards established under FCX’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and other applicable laws, rules and regulations. The Board now consists of six directors, five of whom are independent.

Mr. Stephens will be compensated for his services in accordance with FCX’s non-management director compensation program, which was amended effective July 1, 2019, and provides for an annual fee of $125,000 for serving on the Board and an annual equity award of restricted stock units with a grant date value of $170,000.

On October 18, 2019, Mr. Stephens received a pro-rata equity award of 11,000 restricted stock units which will vest on the first anniversary of the grant date, or October 18, 2020.

FCX issued a press release announcing the appointment of Mr. Stephens to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated October 21, 2019, titled “Freeport-McMoRan Inc. Announces Appointment of New Member to its Board of Directors.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Kathleen L. Quirk
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Kathleen L. Quirk
Executive Vice President and
Chief Financial Officer (authorized signatory and
Principal Financial Officer)
Date: October 21, 2019